UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2026

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 Plaza Real, Suite 275

Boca Raton, Florida 33432

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2026, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Lixte Biotechnology Holdings, Inc., (the “Company”), approved the cancellation of stock options (the “Cancelled Options”) previously granted to the officers and directors of the Company listed below, and the grant of restricted share units (“RSUs”) in replacement thereof. The RSUs were awarded under the Company’s 2020 Stock Incentive Plan (the “Plan”). Each RSU represents the right to receive one share of the Company’s common stock upon vesting. The RSUs vested on the date of issuance and are subject to the terms and conditions of the Plan and the applicable award agreement.

Name	Title	Options Cancelled	RSU Awarded
Geordan Pursglove	Chief Executive Officer	350,000	350,000
Peter Stazzone	Chief Financial Officer	50,000	50,000
Michael Holloway	Director	25,000	25,000
Guy Primus	Director	25,000	25,000
Lourdes Felix	Director	25,000	25,000
Jason Sawyer	Director	25,000	25,000

The Committee determined that the cancellation of the Cancelled Options and grant of the RSUs was in the best interests of the Company and its stockholders, as it provides a more effective retention and incentive mechanism for the officers and directors listed above.

The foregoing description of the RSU award and Option cancellation does not purport to be complete and are qualified in their entirety by reference to the form of RSU Award Agreement and Stock Option Cancellation Agreement, which are filed as Exhibit 10.1 and 10.2 respectively to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
10.1	Form of Restricted Share Unit Agreement.
10.2	Form of Stock Option Cancellation Agreement.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2026	LIXTE BIOTECHNOLOGY HOLDINGS, INC.
(Registrant)

	By:	/s/ Geordan Pursglove
Geordan Pursglove
Chairman of the Board and Chief Executive Officer